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                                                                 EXHIBIT 10.25.1

                               AMENDMENT AGREEMENT

     WHEREAS, the undersigned entered into the WMJB, Inc. Asset Purchase Agreement dated as of July 5, 2001, and the parties desire to amend the purchase price as set forth in the July 5, 2001 Agreement to accurately reflect their agreement by substituting the price of $2,620,331.00 as the purchase price in
Section 1.2 of the Agreement, instead of the price $2,640,331.00.

     DATED as of the 5th day of July, 2001.

                                     HERITAGE OPERATING, L.P.

                                     By Heritage Holdings, Inc., General Partner

                                     By:
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                                     Its:
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                                     WMJB, INC.

                                     By:
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                                     Its:
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                                     -------------------------------------------
                                     William H. Bunting


                                     -------------------------------------------
                                     Mary Jo Bunting


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                                     George R. Bunting, Trustee of The
                                     George R. Bunting and Graciela O. Bunting
                                     Revocable Trust dated 2/4/97


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                                     Gregory S. Bunting, Trustee, The Bunting
                                     Revocable Trust dated 8/2/96


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                                     Nancy J. Cline, Trustee, The Cline Family
                                     Trust dated 9/92